EXHIBIT 99.1

Bannix Acquisition Corp. Announces Monthly Extension to Complete its Initial Business Combination

Commences Due Diligence with EVIE Autonomous

West Hollywood, CA, May 12, 2023 (GLOBE NEWSWIRE) - Bannix Acquisition Corp. (“Bannix”) announced today that its board of directors (the “Board”) has decided to extend the date by which Bannix must consummate an initial business combination (the “Deadline Date”) from May 14, 2023 for an additional month, to June 14, 2023.

As previously disclosed, at a special meeting of its stockholders held on March 8, 2023, Bannix’ stockholders voted in favor of a proposal to amend Bannix’s Amended and Restated Certificate of Incorporation (as amended, the “Amended Charter”) to provide Bannix with the right to extend the Deadline Date up to 12 times for an additional one month each time (the “Extension”), from May 14, 2023 to up to June 14, 2024. On March 9, 2023, Bannix filed the Amended Charter with the Secretary of State of the State of Delaware.

Also as previously announced, if an Extension is implemented, the sponsor of Bannix, Instant Fame LLC (the “Sponsor”), or its designees will deposit into the trust account, as a loan, the lesser of (x) $75,000 and (y) $0.07 for each share that is not redeemed in connection with the special meeting.

On May 12, 2023, the Board, at the request of the Sponsor, decided to implement a third Extension and to extend the Deadline Date for an additional month to June 14, 2023.

Further, on May 3rd and 4th, 2023, Bannix began its due diligence on EVIE Autonomous Automotive Ltd. (https://evieautonomous.com/) (“EVIE”) as required by the timeline set in the binding Letter of Intent. Bannix’ team, headed by CEO and co-Chairman Douglas Davis, met with the EVIE team headed by founder and CEO Steven Lake, in EVIE’s headquarters in Stoke-on-Trent, UK, for a two-day session starting the due diligence process.

Both companies shared their preliminary due diligence information and put teams together to undertake completing the due diligence, definitive agreement, and proxy/prospectus steps necessary to de-SPAC and form a business combination. With a greater understanding of EVIE’s corporate plans and its autonomous vehicle technology platform, including understanding how the motion detection technology (Apollo) to be acquired from GBT Technologies Inc. may enhance EVIE’s solutions, both companies were excited to move forward toward the next phase, which is to enter into a definitive agreement.

Bannix’ CEO Doug Davis and EVIE’s founder Steven Lake gave the following mutual statement: “After two days of getting to know each other, and intense information exchange, both the Bannix and EVIE teams are excited to move forward together. On both a business combination execution level, and with the go-to-market knowledge of both teams, we feel that we have a winning combination to bring EVIE into the public markets and have the resources in striving for the goal to make a very successful business”.

Steven Lake commented further: “EVIE was formed not only to bring the best autonomous vehicle technology to market affordably, but also with a commitment to provide environmental, social and quality-of-life improvements for all of mankind. We believe very seriously in these goals and are taking these steps to enhance the resources of the company to achieve them”.

The Company expects to announce additional details regarding the proposed business combination when a definitive agreement is executed.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and shareholder approval of both companies, regulatory approvals and other customary conditions.

Bannix and EVIE team @ Stoke-on-Trent, UK – May 2023:

About Bannix Acquisition Corp.

Bannix Acquisition Corp. is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About EVIE Autonomous

Evie Autonomous Limited is a business incorporated in England & Wales based in Stoke-on -Trent. It was founded by Mr. Steven Lake who is involved in motorsport and has built several successful global businesses within the Tier 1 automotive supply chain to blue chip OEMs and includes supplying FIA and NASCAR. Evie has the mission to accelerate the transformation from low level autonomy to safer, cleaner fully autonomous movement of people and goods. The EVIE Autonomous journey began five years ago in the R&D sector, producing complete systems at low-cost, and now is seeking to expand and grow globally, mile by self-driving mile.

Forward-Looking Statements

This press release and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed transaction, Bannix will prepare a proxy statement (the “Proxy Statement”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to its stockholders. Bannix urges its investors and other interested persons to read, when available, the Proxy Statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction. The Proxy Statement, once available, can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

No Offer or Solicitation

This release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Bannix and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the proposed transaction related matters. Information regarding Bannix’s directors and executive officers is contained in the section of Bannix’s Form 10-K for the year ended December 31, 2022 filed with the SEC on April 11, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available.

Contact :

Bannix Acquisition Corp

Douglas Davis, CEO

(323) 682-8949

doug.davis@bannixacquisition.com